Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of September 15, 2004

to

CREDIT AGREEMENT

Dated as of June 30, 2004

        THIS AMENDMENT NO. 1 (“Amendment”) is made as of September 15, 2004 by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and Bank One, NA (Main Office Chicago), as Administrative Agent (the “Agent”), under that certain Credit Agreement dated as of June 30, 2004 by and among the Borrower, the Lenders and the Agent (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

        WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;

        WHEREAS, the Borrower, the Lenders party hereto and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent hereby agree to the following amendments to the Credit Agreement.

         1.        Amendments to Credit Agreement. Effective as of September 15, 2004 (the “Effective Date”) but subject to the satisfaction of the conditions precedent set forth in Section 2 below, Schedule 6.31 of the Credit Agreement is amended by deleting the original Schedule 6.31 in its entirety and replacing it with the amended Schedule 6.31 attached hereto.

         2.        Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) for the account of each Lender signatory hereto by such time as is requested by the Agent, a $5,000 closing fee for each such Lender and (iii) such other instruments and documents as are reasonably requested by the Agent.

         3.        Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

    (b)        As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

         4.        Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

    (b)        Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

    (c)        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5.        Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

         6.        Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7.        Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC., as the Borrower By: /s/ Carl C. Gregory, III —————————————— Name: Carl C. Gregory, III Title: President & CEO

BANK ONE, NA (MAIN OFFICE CHICAGO), as Administrative Agent, as LC Issuer and as a Lender By: —————————————— Name: Title:

GUARANTY BANK, as a Lender By: —————————————— Name: Title:

BANK OF SCOTLAND, as a Lender By: —————————————— Name: Title:

BANCO POPULAR NORTH AMERICA, as a Lender By: —————————————— Name: Title:

CALIFORNIA BANK & TRUST, as a Lender By: —————————————— Name: Title:

BANK LEUMI, as a Lender By: —————————————— Name: Title:

SCHEDULE 6.31

(amended effective September 15, 2004)

MAXIMUM NON-CREDIT CARD RECEIVABLES AMOUNT

Maximum Non-Credit Card Receivables Amount means (i) $50,000,000 during the period commencing on January 1, 2004 and ending on September 30, 2004 and (ii) $75,000,000 during the period commencing on January 1, 2004 and ending on December 31, 2004.

CONSENT AND REAFFIRMATION

        Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of June 30, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and Bank One, NA (Main Office Chicago), in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 1 is dated as of September 15, 2004 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: September 15, 2004

MIDLAND CREDIT MANAGEMENT, INC.	MIDLAND FUNDING NCC-2 CORPORATION
By: /s/ Carl C. Gregory, III Name: Carl C. Gregory, III Title: President & CEO	By: /s/ Carl C. Gregory, III Name: Carl C. Gregory, III Title: President

MIDLAND ACQUISITION CORPORATION
By: /s/ Carl C. Gregory, III Name: Carl C. Gregory, III Title: President